                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC  20549



                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934




Date of Report:            October 18, 1994
                    ---------------------------------



                             TEXAS INDUSTRIES, INC.
- - -------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
- - -------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


                1-4887                                75-0832210
- - ---------------------------------       ---------------------------------------
       (Commission File Number)         (I.R.S. Employer Identification Number)


     7610 Stemmons Freeway, Suite 200, Dallas, Texas               75247
- - -------------------------------------------------------------------------------
     (Address of Principal Executive Offices)                    (Zip Code)


                                 (214) 647-6700
- - -------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


- - -------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.   OTHER EVENTS.

     A meeting of the Board of Directors of Registrant was held on October 18, 1994, immediately following Registrant's Annual Shareholders' Meeting. During the meeting of the Board of Directors of Registrant, the Board approved the repurchase, from time to time, of the Registrant's common stock for general corporate purposes. Upon conclusion of the meeting of the Board of Directors, Registrant included the following disclosure in a press release issued and dated October 18, 1994:

     "The Company also, announced that its Board approved the repurchase, from time to time, of the Company's common stock for general corporate purposes.

     " `The Company purchased shares in the past for general corporate purposes' stated Robert D. Rogers, President. `This authorization reaffirms the Board's desire to again purchase shares when prices are attractive.' "




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        TEXAS INDUSTRIES, INC.



Date:     October 20, 1994              By:     /s/ ROBERT C. MOORE
       --------------------------             ---------------------------------
                                                Robert C. Moore
                                                Vice President & Secretary